                                                                    EXHIBIT 10.1


                                JOINDER AGREEMENT

         JOINDER AGREEMENT dated as of June 1, 2000, by the undersigned, (the "Additional Subsidiary Guarantor"), in favor of The Chase Manhattan Bank, as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         Lamar Media Corp. (formerly Lamar Advertising Company), a Delaware corporation (the "Borrower"), and certain of its subsidiaries (collectively, the "Existing Subsidiary Guarantors" and, together with the Borrower, the "Securing Parties") are parties to a Credit Agreement dated August 13, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement", providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the lenders therein (collectively, together with any entity that becomes a "Lender" party to the Credit Agreement after the date hereof as provided therein, the "Lenders" and, together with Administrative Agent and any successors or assigns of any of the foregoing, the "Secured Parties") to the Borrower in an aggregate principal or face amount not exceeding $1,000,000,000 (which, in the circumstances contemplated by Section 2.01(d) thereof, may be increased to $1,400,000,000). In addition, the Borrower may from time to time be obligated to one or more of the Lenders under the Credit Agreement in respect of Hedging Agreements under and as defined in the Credit Agreement (collectively, the "Hedging Agreements").

         In connection with the Credit Agreement, the Borrower, the Existing Subsidiary Guarantors and the Administrative Agent are parties to the Pledge Agreement dated September 15, 1999 (the "Pledge Agreement") pursuant to which the Securing Parties have, inter alia, granted a security interest in the Collateral (as defined in the Pledge Agreement) as collateral security for the Secured Obligations (as so defined). Terms defined in the Pledge Agreement are used herein as defined therein.

         To induce the Secured Parties to enter into the Credit Agreement, and to extend credit thereunder and to extend credit to the Borrower under Hedging Agreements, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Additional Subsidiary Guarantor has agreed to become a party to the Credit Agreement and the Pledge Agreement as a "Subsidiary Guarantor" thereunder, and to pledge and grant a security interest in the Collateral (as defined in the Pledge Agreement).

         Accordingly, the parties hereto agree as follows:

         Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Joinder to Agreements. Effective upon the execution and delivery hereof, the Additional Subsidiary Guarantor hereby agrees that it shall become "Subsidiary Guarantor" under and for all purposes of the Credit Agreement and the Pledge Agreement with all the rights and obligations of a Subsidiary Guarantor thereunder. Without limiting the generality of the foregoing, the Additional Subsidiary Guarantor hereby:

                  (i) jointly and severally with the other Subsidiary Guarantors party to the Credit Agreement guarantees to each Secured Party and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations in the same manner and to the same extent as is provided in Article III of the Credit Agreement;

                  (ii) pledges and grants the security interests in all right, title and interest of the Additional Subsidiary Guarantor in all Collateral (as defined in the Pledge Agreement) now owned or hereafter acquired by the Additional Subsidiary Guarantor and whether now existing or hereafter coming into existence provided for by Article III of the Pledge Agreement as collateral security for the Secured Obligations and agrees that Annex 1 thereof shall be supplemented as provided in Appendix A hereto;

                  (iii) makes the representations and warranties set forth in
         Article IV of the Credit Agreement and in Article II of the Pledge Agreement, to the extent relating to the Additional Subsidiary Guarantor or to the Pledged Equity evidenced by the certificates, if any, identified in Appendix A hereto; and

                  (iv) submits to the jurisdiction of the courts, and waives jury trial, as provided in Sections 10.09 and 10.10 of the Credit Agreement.

         The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 6.10(a)(iii) of the Credit Agreement to the Secured Parties.

         IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

                                     Outdoor West, Inc. of Georgia,
                                     a Georgia corporation



                                     By:   /s/ Keith A. Istre
                                           ---------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

                                     Outdoor West, Inc. of Tennessee,
                                     a Georgia corporation



                                     By:   /s/ Keith A. Istre
                                           ---------------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer



Attested:



By:  /s/ James R. McIlwain
     ----------------------------------
     James R. McIlwain, Secretary

Accepted and agreed:

THE CHASE MANHATTAN BANK,
as Administrative Agent



By:    /s/ William E. Rottino
   ------------------------------------
Title: Vice President

The undersigned hereby respectively pledges and grants a security interest in the Pledged Equity and evidenced by the certificate listed in Appendix A hereto and agrees that Annex 1 of the above-referenced Pledge Agreement is hereby supplemented by adding thereto the information listed on Appendix A.

Lamar Advertising of Macon, LLC, Issuee of Stock


By:      The Lamar Company, L.L.C.
         Its sole and managing member


By:    /s/ Keith A. Istre
       ------------------------------------
       Keith A. Istre
Title: Vice President-Finance

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                            ISSUER                    NO. SHARES      CERT. NO.     %
-----------------                            ------                    ----------      ---------     -
Lamar Advertising of Macon, LLC              Outdoor West, Inc. of     1,000           5             100
                                             Georgia

PLEDGOR OWNERSHIP                            ISSUER                    NO. SHARES      CERT. NO.     %
-----------------                            ------                    ----------      ---------     -
Lamar Advertising of Macon, LLC              Outdoor West, Inc. of     1,000           2             100
                                             Tennessee

                  SCHEDULE OF ADDITIONAL SUBSIDIARY GUARANTORS

GUARANTOR*                                                   DATE OF JOINDER AGREEMENT
----------                                                   -------------------------
Lamar Advertising of Texas, Inc.                             June 19, 2000

Lamar Advantage GP Company                                   June 19, 2000

Lamar Advantage Holding Company                              June 19, 2000

Lamar Advantage LP Company, L.L.C.                           June 19, 2000

Lamar Advantage Outdoor Company, L.P.                        June 19, 2000

Lamar Ember, Inc.                                            July 8, 2000

Lamar Advertising of Macon, L.L.C.                           May 16, 2000

Lamar T.T.R., L.L.C.                                         June 1, 2000

Mississippi Logos, L.L.C.                                    May 5, 2000

Oklahoma Logos, L.L.C.                                       May 5, 2000

New Jersey Logos, L.L.C.                                     May 3, 2000

Georgia Logos, L.L.C.                                        May 5, 2000



*The supplements to Annex 1/Appendix A to the Joinder Agreements of each additional guarantor are set forth below in their entirety.

        SUPPLEMENT TO LAMAR ADVERTISING OF TEXAS, INC. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                       ISSUER                         NO. SHARES      CERT. NO.     %
-----------------                       ------                         ----------      ---------     -
Lamar Media Corp.                       Lamar Advertising of Texas,    100             4             100
                                        Inc.

         SUPPLEMENT TO LAMAR ADVANTAGE GP COMPANY, LLC JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
Lamar Advertising of Texas, Inc.     Lamar Advantage GP Company, LLC   1,000           1             100

        SUPPLEMENT TO LAMAR ADVANTAGE HOLDING COMPANY JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT



PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
Lamar Advantage Outdoor Company,     Lamar Advantage Holding Company   100             2             100
L.P.

       SUPPLEMENT TO LAMAR ADVANTAGE LP COMPANY, L.L.C. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
Lamar Advertising of Texas, Inc.     Lamar Advantage LP Company, LLC   1,000           1             100

      SUPPLEMENT TO LAMAR ADVANTAGE OUTDOOR COMPANY, L.P. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT



PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
Lamar Advantage GP Company, LLC      Lamar Advantage Outdoor Company,  N/A             1GP           0.1
                                     L.P.

Lamar Advantage LP Company, LLC      Lamar Advantage Outdoor           N/A             1LP           99.9
                                     Company, L.P.

                SUPPLEMENT TO LAMAR EMBER, INC. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
The Lamar Company, L.L.C.            Lamar Ember, Inc.                 1,000           2             100

       SUPPLEMENT TO LAMAR ADVERTISING OF MACON, L.L.C. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
The Lamar Company, L.L.C.            Lamar Advertising of Macon,       100             2             100
                                     L.L.C.

              SUPPLEMENT TO LAMAR T.T.R., L.L.C. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
Lamar Advertising of Youngstown,     Lamar T.T.R., L.L.C.              1,000           1             100
Inc.

            SUPPLEMENT TO MISSISSIPPI LOGOS, L.L.C. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT



PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
Interstate Logos, Inc.               Mississippi Logos L.L.C.          1,000           1             100

             SUPPLEMENT TO OKLAHOMA LOGOS, L.L.C. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
Interstate Logos, Inc.               Oklahoma Logos, L.L.C.            1,000           1             100

            SUPPLEMENT TO NEW JERSEY LOGOS, L.L.C. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
Interstate Logos, Inc.               New Jersey Logos, L.L.C.          1,000           1             100

               SUPPLEMENT TO GEORGIA LOGOS, LLC JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT


PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
Interstate Logos, Inc.               Georgia Logos, LLC                1,000           1             100